UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 5, 2014, Athlon Energy Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report, among other things, that the Company had completed the acquisition of certain producing properties and undeveloped acreage in the Permian Basin of West Texas.  On June 16, 2014, the Company filed a Current Report on Form 8-K/A (“Amendment No. 1”) with the SEC to amend and supplement the Initial Report to include: (i) the unaudited consolidated financial statements of Hibernia Energy, LLC as of and for the three months ended March 31, 2014; (ii) the unaudited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the three months ended March 31, 2014; and (iii) the unaudited pro forma financial statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.  Amendment No. 1 also amended and supplemented Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on April 11, 2014, which exhibit was incorporated by reference into the Initial Report, to include Hibernia Energy, LLC’s supplementary information.  No other amendments to the Initial Report were made by Amendment No. 1.  This Current Report on Form 8-K/A (“Amendment No. 2”) amends and supplements Amendment No. 1 to revise the unaudited pro forma financial statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 to address certain comments received from the SEC.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The unaudited consolidated financial statements of Hibernia Energy, LLC as of and for the three months ended March 31, 2014, were included as Exhibit 99.1 to Amendment No. 1 filed with the SEC on June 16, 2014.

The unaudited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the three months ended March 31, 2014, was included as Exhibit 99.2 to Amendment No. 1 filed with the SEC on June 16, 2014.

The audited consolidated financial statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013, were included as Exhibit 99.3 to Amendment No. 1 filed with the SEC on June 16, 2014.

The audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013, was included as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2014.

(b) Pro Forma Financial Information

The unaudited pro forma financial statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013, are included as Exhibit 99.5 to this Amendment No. 2.

(d) Exhibits

99.1

Unaudited Consolidated Financial Statements of Hibernia Energy, LLC as of and for the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on June 16, 2014).

99.2

Unaudited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on June 16, 2014).

99.3

Audited Consolidated Financial Statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A, filed with the SEC on June 16, 2014).

99.4

Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2014).

99.5	Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: July 22, 2014	By:	/s/William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited Consolidated Financial Statements of Hibernia Energy, LLC as of and for the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on June 16, 2014).

99.2

Unaudited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on June 16, 2014).

99.3

Audited Consolidated Financial Statements of Hibernia Energy, LLC as of and for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A, filed with the SEC on June 16, 2014).

99.4

Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the SEC on April 9, 2014).

99.5	Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.